SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

 ____________________
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  June 23, 2011

 ZAGG Incorporated
 (Exact name of registrant as specified in its charter)

Nevada	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 South 500 West, Suite J Salt Lake City, Utah	84115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (801) 263-0699

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Annual Shareholder Meeting – Final Voting Results

On June 23, 2011, Zagg Incorporated, a Nevada corporation (the “Company” or “ZAGG”), held its 2011 Annual Meeting of Shareholders (the “Meeting”) at the offices of the Company in Salt Lake City, Utah.  The following matters were voted on at the Meeting:

(1)  To elect five directors of the Company to serve until the next annual meeting of the stockholders and until a successor has been elected and qualified;

(2)  To confirm the appointment of KPMG LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

(3)  To amend the Company’s Articles of Incorporation to change the name of the Company from “ZAGG Incorporated” to “ZAGG Inc.”;

(4)  To approve an amendment to the ZAGG Incorporated 2007 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 5,000,000 shares to 10,000,000 shares;

(5)  To amend the Company’s Articles of Incorporation to increase the authorized capital stock of the Company from 50,000,000 shares of Common Stock to 100,000,000 shares of Common Stock; and

(6)  To amend the Company’s Articles of Incorporation to change the authorized capital stock of the Company to include 50,000,000 shares of Preferred Stock, and to authorize the Company to issue one or more series of Preferred Stock from time to time in one or more series and in such amounts as may be determined by the Board of Directors.

Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Meeting.  For more information on the above-listed proposals, see the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on May 2, 2011.

The final voting totals were as follows:

1.           Election of Directors:

Name of Director	Shares voted FOR	Shares voted AGAINST	Shares ABSTAINING
Robert G. Pedersen II	9,367,384	223,161	5,403
Edward Ekstrom	9,137,156	453,389	5,403
Shuichiro Ueyama	9,532,125	58,260	5,563
Randy Hales	9,564,775	25,276	5,897
Cheryl Larabee	9,582,870	7,481	5,597

2.           To confirm the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

Shares voted FOR	Shares voted AGAINST	Shares ABSTAINING
20,781,348	112,238	29,719

3.           Amendment to the Company’s Articles of Incorporation to change the name of the Company to ZAGG Inc.:

Shares voted FOR	Shares voted AGAINST	Shares ABSTAINING
22,686,664	72,421	1,620

4.           Amendment to the Company’s 2007 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 5,000,000 shares to 10,000,000 shares;

Shares voted FOR	Shares voted AGAINST	Shares ABSTAINING
6,602,766	4,827,252	3,325

5.           To amend the Company’s Articles of Incorporation to increase the authorized capital stock of the Company from 50,000,000 shares of Common Stock to 100,000,000 shares of Common Stock:

Shares voted FOR	Shares voted AGAINST	Shares ABSTAINING
18,385,548	4,357,107	18,042

6.           To amend the Company’s Articles of Incorporation to change the authorized capital stock of the Company to include 50,000,000 shares of Preferred Stock, and to authorize the Company to issue one or more series of Preferred Stock from time to time in one or more series and in such amounts as may be determined by the Board of Directors:

Shares voted FOR	Shares voted AGAINST	Shares ABSTAINING
6,670,339	4,757,653	5,351

As reflected above, each of the director nominees was elected, and all of the other proposals voted on were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG Incorporated

By:	/s/ Brandon T. O’Brien
Brandon T. O’Brien
Chief Financial Officer

Date: August 22, 2011